UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 19, 2013

UGI Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	1-11071	23-2668356
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

460 No.Gulph Road, King of Prussia, Pennsylvania		19406
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	610 337-1000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) On March 19, 2013, the Board of Directors of UGI Corporation (the "Company") elected John L. Walsh, age 57, as President and Chief Executive Officer of the Company, effective April 1, 2013, to succeed Lon R. Greenberg following his retirement as Chief Executive Officer of the Company, effective April 1, 2013.

Mr. Walsh has served as a Director and as President and Chief Operating Officer of the Company since 2005. In addition, Mr. Walsh served as the Company's principal financial officer (2011 to October 2012). Mr. Walsh also serves as Vice Chairman of AmeriGas Propane, Inc., a wholly owned subsidiary of the Company and the general partner of AmeriGas Partners, L.P., and UGI Utilities, Inc., a wholly owned subsidiary, positions that he has held since 2005. From 2009 to 2011, he served as President and Chief Executive Officer of UGI Utilities, Inc. Mr. Walsh was the Chief Executive of the Industrial and Special Products Division of the BOC Group plc (industrial gases), a position he assumed in 2001, and served as an Executive Director of BOC from 2001 to 2005. He joined BOC in 1986 as Vice President-Special Gases and held various senior management positions, including President of Process Gas Solutions, North America (2000 to 2001) and President of BOC Process Plants (1996 to 2000).

The Company has agreed to pay Mr. Walsh an annual base salary of $979,300. In addition, Mr. Walsh will continue to participate in the Company’s annual bonus plan. His target annual bonus plan opportunity, as a percentage of annual base salary, will be 120%, prorated for 2013 based on his promotion date. Mr. Walsh also will continue to participate in the Company’s long-term compensation plans, the UGI Corporation 2004 Omnibus Equity Compensation Plan Amended and Restated as of December 5, 2006 and the UGI Corporation 2013 Omnibus Incentive Compensation Plan (the "2013 Plan"). In connection with such promotion, the Company’s Board of Directors approved awards to Mr. Walsh under the 2013 Plan to be effective April 1, 2013 as follows:

(1) an award of 86,000 stock options with a ten-year term that will vest in equal thirds over a three-year period beginning on the anniversary of the date of grant, with an option price equal to the fair market value of a share of the Company’s common stock on the date of grant; and

(2) an award of 21,000 performance units with dividend equivalents that may be earned at the end of the 2013-2015 measurement period based on the Company’s total shareholder return ("TSR") relative to the TSR of the companies in the Russell Midcap Utilities Index, excluding telecommunications companies, for the three-year period ending December 31, 2015.

Other than as described herein, Mr. Walsh’s compensation and benefits are as described in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2012.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1 Description of oral compensation arrangement between UGI Corporation and Mr. John L. Walsh.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UGI Corporation

March 22, 2013	By:	/s/ Monica M. Gaudiosi

Name: Monica M. Gaudiosi
Title: Vice President and General Counsel, Secretary

Top of the Form

Exhibit Index

Exhibit No.	Description

10.1	Description of oral compensation arrangement between UGI Corporation and Mr. John L. Walsh.